UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

431 North Pennsylvania, Indianapolis, IN 46204

J. Michael Landis

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	07/31

Date of reporting period:	07/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

July 31, 2007

Fund Advisor:

Polynous Capital Management, Inc.

One Pine Street, Suite 2208

San Francisco, CA 94111

(800) 924-3863

Summary of Annual Period August 1, 2006 through July 31, 2007

Dear Shareholder:

In last year’s annual shareholder letter I began by saying that the Polynous Growth Fund’s latest fiscal year took place in a quite volatile stock market environment. Maybe such volatile environments are now part of the overall investment industry given the $1.7 trillion currently invested in hedge funds. Such funds, which are also often leveraged by a factor of anywhere from five or ten to one (or even more) seem to feel that they have to have short-term trading strategies for whatever might happen on a daily basis. Adding leverage to the mix then can create exacerbated levels of volatility as such short-term strategies, which can of course often be wrong, then need to be liquidated quickly if a hedge fund’s investment positions move opposite their strategy. The end result unfortunately is that, in the short term, the overall stock market can be affected by such frenetic trading regardless of positive overall longer term economic fundamentals.

One item that I would like to highlight in this year’s annual report, however, is that even with now two years of a fairly volatile stock market in the U.S., the Polynous Growth Fund’s five-year performance record (shown in the table in the Management’s Discussion & Analysis section of this report), is better than both the S&P 500 and Russell 2000 Small-Cap indexes. Although past performance is no indicator or guarantee of future results, it is gratifying to me that our longer-term oriented investment approach has exceeded the performance of both indexes by seven percent and two percent per annum, respectively, during the last five years for the Fund. The short term over the past year is not as positive, however, as the Fund did underperform both indexes. More commentary about the Fund’s latest annual performance will follow in the Management Discussion and Analysis section of this report.

As mentioned above, the overall stock market continues to be quite volatile although overall returns also continue to be positive. The positive aggregate returns are in my opinion a more true indicator of the positive factors present in the U.S. economy whereas the short-term volatility is more a factor of the very short-term investment horizon of many market participants. Regardless of all the individual data points that may result in market gyrations in the short-term, the underlying reality is that year-over-year real economic growth in the U.S. is currently about three percent, which is well within the range of growth experienced in typical economic expansions. The growth rate may slow a bit in the second half of 2007 to around two percent due to higher energy prices, significant employment reductions in various parts of the financial services industry, and the continuing effect of dramatically lower residential construction activity, but two percent growth is still within the range of growth seen historically in sustainable economic expansions.

My outlook appears to be more positive than the currently feared outlook for the economy which suddenly veered to “a recession is near” based on the national employment report for August that was issued in early September. Monthly employment gains this year had been typically in a range of 50,000 to 100,000 new jobs a month but August’s report showed an unexpected decline of 4,000 jobs lost for the month. The current turmoil in the mortgage lending industry was attributable for approximately up to 40,000 jobs lost in the month of August. So the trend of employment gains in other industries being near the most recent experience was apparently lost in the shock of an unexpected decline in aggregate employment.

As for whether a recession is likely, only time will tell but an apparently ignored factor in the current environment is that real GDP growth for the second quarter of 2007 was approximately three percent – in a quarter where the year-over-year decline in residential construction was approximately 30 percent. Energy costs have also continued to rise steadily this year but such increases also apparently have had only minimal effects on overall growth rates for the economy. Another more positive factor that I believe is underappreciated in the current economic environment is that other than the grossly overexpanded pace of new home construction enabled by aggressive mortgage lending practices, there are none of the typical “excesses” in the current economic environment that either cause inflation (and need further increases in interest rates to control) or which are also unsustainable (such as the latest home building boom).

As I have described in previous shareholder letters, in general, corporate America operates its businesses with a very tightly managed/real-time monitoring type of approach. Inventories are tightly managed, manufacturing capacity is optimized and not overexpanded, and financial management practices are generally oriented toward generating high levels of cash flow and minimizing the potential for financial distress. As such, in almost all sectors of the economy, there are not growing and accumulated “imbalances” that need to be reversed with significant facility closings and resulting employment losses. If my assumptions about such things are correct, then I would also assume that the probability of a U.S. recession is also very low – especially in what is the world’s most dynamic and entrepreneurial economy.

My overall comments may appear to gloss over the potential problems from the unwinding of the house building boom and the aggressive mortgage lending practices present over approximately the last five years. As many adjustable rate mortgages reset to higher rates over the next five years, there will be a fairly long “tail” to the readjustments in the housing sector and consumer sector. Average house prices will drop in various areas of the country and consumer spending will be squeezed by rising mortgage payments.

As I believe I mentioned in an earlier shareholder letter, however, housing prices once dropped about 30 to 40 percent in various areas in Southern California in the early 1990s and in Texas in parts of the 1980s. These declines were due to overheated housing markets unwinding during the ending of a regional economic boom in each area. Both states now are among the most dynamic and wealthiest areas of the U.S. once again and so the U.S. economy will likely grow through the current issues as well. In any case, now that it has become more widely known that lots of people with bad credit, no money for down payments, and who lied on mortgage applications were somehow able to “purchase” homes - and with mortgages whose payments would rise 40 percent in two years - an ending of such “easy credit” will probably be healthier for the U.S. economy over the longer term.

Although my comments in this letter suggest that I do not believe that the overall economy will be affected significantly by the current issues with housing and mortgages, the stock market, beginning in mid-July, did appear to focus on such issues as a cause for concern. The stock market then had a fairly significant overall decline lasting through mid-August. I have my own thoughts, however, about other factors contributing to the market decline which are as follows. The beginning of this letter highlighted overall market volatility as being a constant part of the market environment for some years now. My opinion is that much of the volatility is contributed by the short-term trading strategies and heavy leverage employed by many hedge funds.

A notable event occurred in early-July that may have longer term effects for the hedge fund industry and resulted in a change in leverage practices that probably had short-term effects on the stock market. The notable event was that two hedge funds that mainly invested in mortgage securities, and which were managed by the investment management subsidiary of a major investment bank (which was also supposedly an expert on mortgage securities), disclosed that they had lost approximately 100 percent and 90 percent of their clients’ capital that had been invested in the two funds. Along with the report about the astounding losses, there was the additional disclosure that the funds had had leverage ratios of 20-to-1 and 10-to-1, respectively. After such extremes of leverage led to such extreme losses for those funds, and rumors of losses for other major investment banks/brokerage firms that were creditors of the two funds as well, the brokerage firm operations that provide credit and derivative securities to hedge funds to enable such significant portfolio leverage, apparently began to limit the amount of leverage available to many funds.

The diminishing ability to leverage the capital invested in such funds then would have required overall portfolios of the funds to decrease in size, which is a more complicated way of saying that a lot of stocks apparently had to be sold – and in a short period of time too. The decline, from which we are now recovering in a somewhat fitful way, lasted about a month, which is actually a pretty short period as market declines go. Although I am also ever vigilant in monitoring all important factors affecting financial markets and the economy, the fact that the market has at least partly recovered from the August lows does support my opinion that the short decline was attributable more to short-term hedge fund deleveraging than to more significant concerns on the part of mainstream investors about the economy. In any case, positive factors such as low interest rates, low inflation, and positive economic growth, even while ignored during a period of short-term hand wringing, will likely have more significant and sustainable affects on stock market trends. Such positive factors, if they continue, should more than offset current concerns about mortgage companies closing their doors and housing prices dropping in overbuilt housing markets.

Outside the U.S., the general trends also appear positive as well. Europe, although never impressive in terms of overall growth, continues to grow at rates reasonable for mature economies while also having low inflation and low interest rates. Prominent developing economies such as Brazil, Russia, India, and China (referred to as “the BRICs”), continue to grow at rates between five and ten percent per year while having low inflation and relatively low interest rates, especially when compared with historical norms. The productive growth of such developing economies is especially notable given the increase in energy costs. On a relative basis, such economies are much less energy efficient for energy as an input cost to their economies when compared with much more developed economies and so having high growth rates into such a headwind is even more impressive.

My positive outlook also extended to the Fund’s investment portfolio at the end of the fiscal year. You will note that the investment portfolio is almost 100 percent invested, which is a bit rare for our very selective and disciplined approach. The almost fully invested position continues six weeks later (mid-September) while this letter is being written. I feel very enthusiastic about the number of good quality, cash flow positive, and often debt-free companies that the Fund has been able to purchase at very attractive valuations during the market downturn this past summer. I do know, however, that my current outlook is probably more positive than the outlook of other investors and so my diligence in monitoring ongoing economic trends is especially acute in the current environment. My historical experience, however, has been that good quality companies with good cash flows and balance sheets somehow weather most storms and so, assuming that the general stock market environment is at least stable, I look forward to reporting to you again in six months about the results of the Fund.

Kevin L. Wenck, CFA

Portfolio Manager

President, Polynous Capital Management

Management Discussion & Analysis

As shown in the table below, the Fund produced a gross investment return of 7.83 percent over the annual period ending July 31, 2007 (and a sales-load adjusted return of 2.99 percent over that period if a sales load had been paid at the start of the period). As also shown in the table, the Fund’s performance was below the performance of the two major stock market indexes listed in the table. The Fund’s performance was affected by a combination of factors during the period. The Fund’s disciplined and valuation oriented portfolio management process results in the Fund typically investing only in stocks that in the opinion of the Advisor are significantly undervalued. Overall valuation levels in the stock market during the annual period are at the high end of historical ranges and so during some portions of the annual period, the Fund was not as fully invested as would be a market index, which, by default, is always fully invested. Also, many of the best performing stocks were also stocks at high valuations relative to historical norms that the Fund’s projected return based buy discipline would have rejected as being overvalued.

A phenomenon in the current market environment is that many of the best performing stocks are of companies that are now experiencing recovering earnings growth after a period of depressed earnings. The initial operating leverage of such new earnings growth may result in year-over-year earnings comparisons currently of 50 percent or more, and such stocks often are valued at price earnings ratios between 30 and 50 times earnings, which is approximately two to three times the average price earnings ratio of companies included in the Fund. The Fund will typically avoid such highly valued stocks given the historical experience that when such short-term growth rates inevitably slow, then the price/earnings ratios that other investors are willing to pay will then also drop dramatically which can lead to significant declines in such stocks. Although the Advisor to the Fund regrets such below average performance during the past year due to not including more highly valued securities in the Fund, the overall performance was positive and was produced from a portfolio that the Advisor believes has much lower risk of capital loss due to changes in valuation trends.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-924-3863.

* In compliance with SEC guidelines, these returns are presented above with and without a deduction of maximum sales charges and other non-recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods.

** The S&P 500 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500 Index and the Russell 1000 Value Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index and the Russell 2000 Index on July 31, 1997 and held through July 31, 2007. The S&P 500 Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Polynous Growth Fund portfolio. The Indices’ returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.

The views expressed are those of the author. Views expressed are subject to change based on market and other conditions. This report contains forward-looking statements, and actual results may differ materially from those projected in such statements.

For a prospectus and more information, including charges and expenses, call toll free 1-800-528-8069. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll free 1-800-924-3863.

Distributed by Polynous Securities, LLC.

One Pine Street, Suite 2208

San Francisco, CA 94111

Member NASD, SIPC

FUND HOLDINGS – (unaudited)

1As a percent of net assets

[2]Market capitalizations from $50 million - $1 billion
[3]Market capitalizations from $1 billion - $10 billion
4U.S. companies with market capitalizations below $50 million or above $10 billion.

The investment objective of the Polynous Growth Fund is long-term capital appreciation. The Fund primarily invests in the equity securities of U.S. companies with total market capitalization at the time of purchase of between $50 million and $10 billion and which are typically described as small-capitalization and mid-capitalization companies. The Fund occasionally may invest in securities of companies with capitalizations smaller than $50 million or larger than $10 billion if doing so contributes to the Fund’s investment objective.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and contingent deferred sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Polynous Growth Fund	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid during the Period February 1, 2007 - July 31, 2007 *
Actual	$1,000.00	$926.33	$9.32
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.75

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Polynous Growth Fund
Schedule of Investments
July 31, 2007

Common Stocks - 98.09%	Shares	Value

Commercial Banks - 1.42%
Integrity Bancshares, Inc. (a)	25,154	$ 160,734

Computer Communications Equipment - 2.03%
Acme Packet, Inc. (a)	20,900	230,945

Crude Petroleum & Natural Gas - 7.70%
Brigham Exploration Co. (a)	49,000	237,650
Cimarex Energy Co.	5,900	223,315
Encore Acquisition Co. (a)	7,200	186,264
W&T Offshore, Inc.	9,700	227,174
		874,403

Drilling Oil & Gas Wells - 2.86%
Hercules Offshore, Inc. (a)	10,800	324,216

Electronic Computers - 0.98%
XATA Corp. (a)	29,960	110,852

Fabricated Plate Work (Boiler Shops) - 2.49%
Chart Industries, Inc. (a)	10,200	282,744

Finance Services - 1.86%
Consumer Portfolio Services, Inc. (a)	41,320	210,732

Fire, Marine & Casualty Insurance - 2.41%
21st Century Holding Co.	22,400	273,952

Hospital & Medical Service Plans - 2.95%
AMERIGROUP Corp. (a)	12,100	334,928

Household Audio & Video Equipment - 1.86%
Directed Electronics, Inc. (a)	28,000	211,400

Insurance Carriers - 2.16%
Hallmark Financial Services, Inc. (a)	20,200	244,824

In Vitro & In Vitro Diagnostic Substances - 0.01%
Gene Logic, Inc. (a)	966	1,275

Measuring & Controlling Devices - 2.02%
Image Sensing Systems, Inc. (a)	14,600	229,074

Miscellaneous Chemical Products - 0.93%
SulphCo, Inc. (a)	30,500	106,140

Miscellaneous Plastics Products - 2.16%
Spartech Corp.	11,100	244,755

Oil & Gas Field Service - 3.76%
Boots & Coots International Well Control, Inc. (a)	165,000	240,900
Particle Drilling Technologies, Inc. (a)	90,164	185,738
		426,638
*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund
Schedule of Investments - continued
July 31, 2007
Common Stocks - 98.09% - continued	Shares	Value

Pharmaceutical Preparations - 6.69%
Cubist Pharmaceuticals, Inc. (a)	10,500	242,130
Interpharm Holdings, Inc. (a)	173,000	221,440
Salix Pharmaceuticals, Ltd. (a)	26,900	296,438
		760,008

Radio and TV Broadcasting - 5.25%
EFJ, Inc. (a)	47,000	255,680
Radyne Corp. (a)	30,500	340,685
		596,365

Retail - Eating Places - 2.42%
Texas Roadhouse, Inc. - Class A (a)	23,100	274,197

Retail - Family Clothing Stores - 2.55%
Children's Place Retail Stores, Inc. (a)	8,500	289,935

Security Brokers, Dealers & Flotation Companies - 2.32%
TradeStation Group, Inc. (a)	24,900	263,193

Semiconductors & Related Devices - 9.45%
Alliance Fiber Optic Products, Inc. (a)	144,195	335,975
Conexant Systems, Inc. (a)	212,600	278,506
QLogic Corp. (a)	18,000	239,220
Vitesse Semiconductor Corp. (a)	180,800	218,768
		1,072,469

Services - Computer Integrated Systems Design - 2.40%
NCI, Inc. - Class A (a)	17,500	272,825

Services - Computer Programming Services - 5.13%
Innovative Solutions & Support, Inc. (a)	12,000	213,960
Ness Technologies, Inc. (a)	31,300	368,088
		582,048

Services - Direct Mail Advertising - 2.20%
infoUSA, Inc.	24,400	250,100

Services - Equipment Rental & Leasing - 2.98%
Rent-A-Center, Inc. (a)	17,400	337,734

Services - Home Health Care Services - 2.17%
ATC Healthcare, Inc. - Class A (a)	724,400	246,296

Services - Management Consulting Services - 2.29%
Thomas Group, Inc.	27,400	259,478

Services - Miscellaneous Amusement & Recreation - 3.80%
Full House Resorts, Inc. (a)	66,600	233,100
Youbet.com, Inc. (a)	110,900	198,511
		431,611

Services - Prepackaged Software - 1.83%
ActivIdentity Corp. (a)	48,900	208,314
*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund
Schedule of Investments
July 31, 2007

Common Stocks - 98.09% - continued	Shares	Value

State Commercial Banks - 6.50%
Colonial BancGroup, Inc.	13,100	285,711
Dearborn Bancorp, Inc. (a)	12,105	157,970
First Regional Bancorp (a)	13,700	294,687
		738,368

Telephone & Telegraph Apparatus - 2.51%
Sycamore Networks, Inc. (a)	68,500	284,960

TOTAL COMMON STOCKS (Cost $12,389,110)		11,135,513

Real Estate Investment Trusts - 1.83%
RAIT Financial Trust	20,000	207,200

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $219,838)		207,200

Warrants - 0.00%
Tengasco, exercise price @ $0.45, expires 09/12/08 (a)(b)	15,073	452

TOTAL WARRANTS (Cost $0)		452

Money Markets - 3.57%
Fidelity Institutional Prime Money Market Portfolio - Class I, 5.22% (c)	405,464	405,464

TOTAL MONEY MARKETS (Cost $405,464)		405,464

TOTAL INVESTMENTS (Cost $13,014,412) - 103.49%		$11,748,629

Liabilities in excess of other assets - (3.49)%		(396,241)

TOTAL NET ASSETS - 100.00%		$11,352,388

(a) Non-income producing.
(b) As of July 31, 2007, this security is currently valued according to fair value procedures approved by the Trust.
(c) Variable rate securities; the coupon rate shown represents the rate at July 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund
Statement of Assets and Liabilities
July 31, 2007

Assets
Investments in securities, at market value (cost $13,014,412)	$ 11,748,629
Receivable for investments sold	184,208
Dividends receivable	4,246
Prepaid expenses	470
Interest receivable	3,245
Total assets	11,940,798

Liabilities
Payable for investments purchased	538,086
Payable to Administrator, Transfer Agent and Fund Accountant	20,607
Payable to Advisor (a)	5,770
Accrued 12b-1 fees	2,599
Payable to custodian	1,872
Payable to trustees and officers	2,083
Other accrued expenses	17,393
Total liabilities	588,410

Net Assets	$ 11,352,388

Net Assets consist of:
Paid in capital	$ 13,963,802
Accumulated net realized (loss) on investments	(1,345,631)
Net unrealized depreciation on investments	(1,265,783)

Net Assets	$ 11,352,388

Shares outstanding (unlimited number of shares authorized)	785,033

Net asset value per share	$ 14.46

Maximum offering price per share ($14.46 / 0.955) (b)	$ 15.14

Redemption price per share ($14.46 * 0.99) (c)	$ 14.32

(a) See Note 3 in the Notes to the Financial Statements.
(b) A maximum sales charge of up to 4.50% will be imposed on purchases less than $500,000.
(c) See Note 8 in the Notes to the Financial Statements.

Polynous Growth Fund
Statement of Operations
For the Fiscal Year Ended July 31, 2007

Investment Income
Dividend income	$ 47,517
Interest income	72,636
Total Income	120,153

Expenses
Investment advisor fee (a)	120,457
12b-1 fee	30,150
Administration expenses	31,500
Transfer agent expenses	26,744
Fund accounting expenses	20,816
Legal expenses	14,310
Auditing expenses	13,388
Custodian expenses	7,443
Printing expenses	6,184
Trustee expense	5,988
CCO Expense	4,962
Pricing expenses	4,311
Registration expenses	2,068
Insurance expenses	1,649
Miscellaneous expenses	600
Total Expenses	290,570
Waived fees (a)	(55,387)
Total operating expenses	235,183
Net Investment (Loss)	(115,030)

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	1,428,743
Change in unrealized appreciation (depreciation) on investment securities	(383,273)
Net realized and unrealized gain on investment securities	1,045,470
Net increase in net assets resulting from operations	$ 930,440

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund
Statements of Changes In Net Assets

	For the	For the
	Year ended	Year ended
Increase (Decrease) in Net Assets from:	July 31, 2007	July 31, 2006
Operations
Net investment (loss)	$ (115,030)	$ (79,963)
Net realized gain on investment securities	1,428,743	1,363,149
Change in unrealized appreciation (depreciation)	(383,273)	(1,211,381)
Net increase in net assets resulting from operations	930,440	71,805

Capital Share Transactions
Proceeds from shares sold	433,976	1,707,114
Amount paid for shares repurchased	(1,197,922)	(341,169)
Net increase (decrease) in net assets resulting
from share transactions	(763,946)	1,365,945
Total Increase in Net Assets	166,494	1,437,750

Net Assets
Beginning of year	11,185,894	9,748,144

End of year	$ 11,352,388	$ 11,185,894

Accumulated undistributed net investment income included
in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	30,447	124,731
Shares repurchased	(79,833)	(24,312)

Net increase (decrease) from capital share transactions	(49,386)	100,419

*See accompanying notes which are an integral part of these financial statements.

Polynous Growth Fund
Financial Highlights
For a share outstanding during the period

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	July 31, 2007	July 31, 2006		July 31, 2005	July 31, 2004	July 31, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 13.41	$ 13.28		$ 10.46	$ 10.26	$ 5.96
Income from investment operations
Net investment (loss)	(0.15)	(0.10)		(0.15)	(0.14)	-	*
Net realized and unrealized gain (loss)	1.20	0.23		2.97	0.34	4.30
Total from investment operations	1.05	0.13		2.82	0.20	4.30

Paid in Capital from redemption fees	$ -	$ -		$ -	$ -	$ -

Net asset value, end of period	$ 14.46	$ 13.41		$ 13.28	$ 10.46	$ 10.26

Total Return (a)	7.83%	0.98%		26.96%	1.95%	72.15%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 11,352	$ 11,180		$ 9,749	$ 7,453	$ 8,237
Ratio of expenses to average net assets	1.95%	1.93%	(b)	1.90%	1.90%	1.90%
Ratio of expenses to average net assets
before waiver & reimbursement	2.41%	2.59%		2.93%	2.89%	3.44%
Ratio of net investment income (loss) to
average net assets	(0.95)%	(0.72)%		(1.27)%	(1.32)%	(0.05)%
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(1.41)%	(1.38)%		(2.30)%	(2.31)%	(1.60)%
Portfolio turnover rate	191.59%	250.52%		275.53%	418.73%	194.90%

* Net investment income amounts were calculated using the average shares method.

(a) Total return calculation does not reflect load. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Effective December 1, 2005 the Advisor agreed to waive fees to maintain Fund expenses at 1.95%. Prior to that date, the expense cap was 1.90%.

*See accompanying notes which are an integral part of these financial statements.

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2007

NOTE 1. ORGANIZATION

The Polynous Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Polynous Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005. On March 30, 2001, the Predecessor Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust, in a tax-free reorganization. The Trust is an open-end management investment company established under the laws of Ohio by an agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Polynous Growth Fund commenced operations as a series of the Polynous Trust on August 12, 1996. The objective of the Fund is long term capital appreciation. The investment advisor to the Fund is Polynous Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in a country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2007

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective interest method.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year-ended July 31, 2007, $115,030 of net investment loss was reclassified to paid-in-capital.

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, the positions have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2007

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net assets amounts above $1 billion. The Advisor earned fees of $120,457 from the Fund for the fiscal year ended July 31, 2007, excluding the waiver described below. The Advisor has contractually agreed to waive some or all of its management fees and/or reimburse Fund expenses to limit operating expenses to an annual rate of 1.95% excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary expenses through November 30, 2007. For the fiscal year ended July 31, 2007, the Advisor waived fees of $55,387. As of July 31, 2007, the Advisor was owed $5,770 for advisory services.

Any operating expenses of the Fund reimbursed by the Advisor or management fees waived are subject to recoupment in the first three fiscal years following the year in which reimbursement occurred, if the total expenses of the Fund for such years (after recoupment) do not exceed the expense limitation in place at the time of the waiver or reimbursement. As of July 31, 2007, the amounts available to be potentially recouped by the Advisor are listed in the table below:

Fees waived during Period ended July 31,	Amount Eligible to be Recouped	Subject to Recoupment until July 31,
2005 2006 2007	$83,191 $72,485 $55,387	2008 2009 2010

Due to the expiration of the applicable recoupment period, $71,112 in reimbursed expenses is no longer available to be recouped by the advisor.

The Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended July 31, 2007, Unified earned fees of $31,500 from the Fund for administrative services provided to the Fund. The Fund also retains Unified to act as the Fund’s transfer agent and fund accountant. For the fiscal year ended July 31, 2007, Unified earned fees of $20,081 from the Fund for transfer agent services provided and received $6,663 in reimbursement for out-of-pocket expenses incurred in servicing the Fund. For the fiscal year ended July 31, 2007, Unified earned fees of $20,816 from the Fund for fund accounting services provided. As of July 31, 2007 the Fund owed Unified $8,000 for administrative services. $5,000 for fund accounting services, $5,142 for transfer agent services and $2,465 in reimbursement for out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year July 31, 2007, the Custodian earned fees of $7,443 for custody services provided to the Fund. As of July 31, 2007, the Fund owed the Custodian $1,872 for custody services.

Polynous Securities, LLC (the “Distributor”), an affiliate of the Advisor, serves as principal underwriter for the Fund. For the fiscal year ended July 31, 2007, the distributor earned no fees from underwriting or broker commissions on the sale of shares of the Fund. Kevin L. Wenck may be deemed to be an affiliate of the Distributor. The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 (the “12b-1 Plan”) under which the Fund will pay a fee at a rate of 0.25% per annum of the average daily net assets to reimburse the Distributor for expenses in distributing shares and promoting sales of the Fund. For the fiscal year ended July 31, 2007, the Fund accrued $30,150 and paid out $27,551 pursuant to the 12b-1 plan. As of July 31, 2007, the Fund owed the Distributor $2,599 for expenses incurred under the 12b-1 plan.

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2007

NOTE 4. INVESTMENTS

For the fiscal year ended July 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

At July 31, 2007, the net unrealized depreciation of investments for tax purposes was as follows:

At July 31, 2007, the aggregate cost of securities for federal income tax purposes was $13,040,441.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2007, no shareholder owned more than 25% of the Fund.

NOTE 7. CAPITAL LOSS CARRYFORWARDS

At July 31, 2007, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,319,602, which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

To the extent this carryforward is used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2007

NOTE 8. CONTINGENT DEFERRED SALES CHARGE

There is no initial sales charge on purchases of shares of $500,000 or more; however, the dealer or other qualifying financial institutions receive a 1.00% fee from the Distributor and a contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions of such shares within 12 months of purchase, based on the lower of the shares’ cost or net asset value at the time of redemption. In addition, shares purchased by certain investors investing $500,000 or more and those that have made arrangements with the Distributor are not subject to any initial sales charge or CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. No CDSC charge is imposed on the redemption of shares acquired through reinvestment of income dividends or capital gains distributions. The Distributor receives the entire amount of the CDSC to defray its expense in providing certain distribution-related services to the Fund, including payment of sales commissions to selling dealers or qualifying financial institutions, as described above.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

There were no capital gain or income distributions for the fiscal years ended 2006 and 2007.

As of July 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of July 31, 2007, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of wash sales in the amount of $26,029.

To the Shareholders and Board of Trustees

Polynous Growth Fund

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In planning and performing our audit of the financial statements of the Polynous Growth Fund (the “Fund”), a series of the Unified Series Trust, as of and for the year ended July 31, 2007, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds’ internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projection of any evaluation of effectiveness to future periods is subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the fund’s ability to initiate, authorize, record, process or report external financial data reliably in accordance with accounting principles generally accepted in the United States of America such that there is more than a remote likelihood that a misstatement of the fund’s annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of September 14, 2007.

This report is intended solely for the information and use of management and the Board of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

September 14, 2007

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 40 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 943-3863 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (800) 934-3863 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony Ghoston, President

John C. Swhear, Senior Vice President

J. Michael Landis, Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Polynous Capital Management, Inc.

One Pine Street, Suite 2208

San Francisco, CA 94111

DISTRIBUTOR

Polynous Securities, LLC

One Pine Street, Suite 2208

San Francisco, CA 94111

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Polynous Securities, LLC

Member NASD/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Polynous Growth Fund

FY 2007	$ 12,900
FY 2006	$ 11,500

(b)	Audit-Related Fees

Polynous Growth Fund	Registrant	Adviser
FY 2007	$ N/A	$ 0
FY 2006	$ N/A	$ 0

Nature of the fees:

(c)	Tax Fees

Polynous Growth Fund

FY 2007	$ 1,950
FY 2006	$ 900

Nature of the fees:	preparation of the tax returns

(d)	All Other Fees

Polynous Growth Fund
	Registrant	Adviser
FY 2007	$ N/A
FY 2006	$ 1,800

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2007	$ 0	$ 0
FY 2006	$ 0	$ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of July 9, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*____/s/ Anthony Ghoston___________________

Anthony Ghoston, President

Date	10/5/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*_____/s/ Anthony Ghoston________________

Anthony Ghoston, President

Date	10/5/07

By

*______/s/ J. Michael Landis_________________

J. Michael Landis, Treasurer

Date	10/3/07